UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: July 26, 2011

FIRSTBANK CORPORATION
(Exact Name of Registrant as Specified in Charter)

Michigan	000-14209	38-2633910
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

311 Woodworth Avenue
Alma, Michigan		48801
(Address of principal executive office)		(Zip Code)

Registrant's telephone number, including area code: (989) 463-3131

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12). 111 Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240- I 4d-2(b)).
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Section 8.01   Other Events

On July 26, 2011, Firstbank Corporation issued a press release announcing a $0.01 per share quarterly dividend which will be paid September 15, 2011 to common stock shareholders of record as of August 26, 2011.

Section 9.01   Financial Statements and Exhibits

(c)    Exhibit

99.1Press Release dated July 26, 2011 regarding dividend.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: July 26, 2011	FIRSTBANK CORPORATION
(Registrant)

	By:	/s/ Samuel G . Stone
Samuel G. Stone
Executive Vice President and CFO